SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 16, 2005

(Date of Report)

March 8, 2005

(Date of Earliest Event Reported)

Lucy’s Café, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-88278 Commission File Number	88-0476779 (IRS Employer I.D. No.)

#804-1949 Comox Street, Vancouver, B.C., V6G 1R7, Canada

 (Address of Principal Executive Offices)

604-669-4149

 (Registrant's Telephone Number)

2050 Russett Way, Carson City, NV 89703

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

OTHER EVENTS

On or about March 8, 2005, the Company changed its address from 2050 Russett Way, Carson City, NV 89703 and telephone number 760-944-9215 to #804-1949 Comox Street, Vancouver, B.C., V6G 1R7, Canada, telephone number 604-669-4149.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lucy’s Café, Inc.

DATE:  Sept. 16, 2005

/s/ Samaya Ryon

Samaya Ryon

Chief Executive Officer and Chief Financial Officer

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